Note 7 - Vessels and Advances, Net (Tables)	6 Months Ended
Jun. 30, 2022
Notes Tables
Schedule Vessels and Advances, Net [Table Text Block]
	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2022	$4,687,896	$(1,037,704)	$3,650,192
Depreciation	-	(79,161)	(79,161)
Vessel acquisitions, advances and other vessels’ costs	241,362	-	241,362
Vessel sales, transfers and other movements	(139,551)	71,114	(68,437)
Balance, June 30, 2022	$4,789,707	$(1,045,751)	$3,743,956